UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2015

HUDSON GLOBAL, INC.
(Exact name of registrant as specified in charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 11, 2015, Hudson Global, Inc. (the “Company”) issued a press release announcing its will issue its fourth quarter and full-year financial results for the period ended December 31, 2014 at 7:00 a.m. ET on Thursday, February 26, 2015 and conduct a quarterly earnings webcast the same day at 10:00 a.m. ET during which the Company will review its results, market trends and outlook. In such press release, the Company confirmed that its fourth quarter revenue and adjusted EBITDA results were consistent with the guidance ranges provided in its November 10, 2014 earnings release. The Company also noted that it achieved positive cash flow from operations in the fourth quarter and ended 2014 with no borrowings on its credit facilities and $34 million in cash. A copy of such press release is furnished as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.
None.

(b) Pro Forma Financial Information.
None.

(c) Shell Company Transactions
None.

(d) Exhibits
99.1    Press Release of Hudson Global, Inc. issued on February 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC. (Registrant)

By:	/s/ STEPHEN A. NOLAN
Stephen A. Nolan
Executive Vice President and Chief Financial Officer

	Date:	February 11, 2015

Hudson Global, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated February 11, 2015 regarding the Company's fourth quarter of 2014 earnings release announcement